SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

INOLIFE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	000-50863	30-299889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 6040-A Six Forks Road, #135, Raleigh, NC 27609

 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (919)-727-9186

________________________________________________

 (Former name or former address, if changed since last report)

Prepared By:

Sunny J. Barkats, Esq.

JS Barkats, PLLC

18 East 41st Street, 14th Floor

New York, NY 10017

P: (646) 502-7001

F: (646) 607-5544

www.JSBarkats.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2015, InoLife Technologies, Inc., a New York corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Lewis Family Group Fund LP, a Delaware limited partnership (the “Investor”), pursuant to which the Company agreed to sell to the Investor a short term note in the amount of $48,000, bearing interest at the rate of 24% per annum (the “Note”). The Note contains customary default provisions, including provisions for potential acceleration of the Note, a default premium and a default interest rate. The Note is payable, along with interest thereon, on June 29, 2015 (the “Maturity Date”). The Company may secure a five (5) day cure period upon the payment of an additional five thousand dollars ($5,000).

The sale of the Note under the Agreement closed on March 31, 2015, (the “Closing”), at which the Investor received restricted shares of the Company’s common stock (the “Compensation Shares”).

The Company has the option to prepay the Note, along with an interest premium, which shall be equal to shares of common stock with a dollar value equal to the amount of the prepayment.

The Investor also received a warrant exercisable to purchase two million (2,000,000) shares of common stock of the Company at an exercise price of two (2) times the closing price of the Company’s stock on the OTC Markets on the date of issuance of the Warrant (which equals $0.0002) (the “Warrant”). The Warrant is exercisable for seven (7) years.

The Note is secured by a lien on the assets of the Company, and a make good provision from the Company’s Chief Executive Officer (who resigned immediately after the Closing). In addition, the Note is also secured by the issuance to the Investor of one share of Series E Preferred Stock, which becomes convertible into a controlling number of shares of common stock of the Company (the “Preferred Default Share”). If the principal of and interest on Note and all other amounts owed to the Investor are paid in full on or before the Maturity Date, the Preferred Default Share will automatically be cancelled.

The foregoing description of the Note, the Warrant and the Agreement do not purport to be complete and are qualified in their entirety by reference to the Note and the Securities Purchase Agreement, which are filed as Exhibits 4.1 and 10.1 hereto, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed in this Item 2.03 is incorporated herein by reference from Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”). The issuance of the Warrant, the Compensation Shares and the Preferred Default Share did not involve a public offering because Company made no solicitation in connection with the sale other than communications with the Investors; and the Company obtained representations from the Investor regarding its investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Company in order to make an informed investment decision.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By the Unanimous Written Consent Board of Directors on March 31, 2015, the Board of Directors accepted the resignation of Gary Berthold as our officer and director of the Company, which became effective immediately after the Closing and concurrently appointed Elizabeth A. Cirone as Chief Executive Officer and director of the Company and Mark Corrao as Chief Financial Officer and Secretary of the Company.

The relevant business experience of Ms. Cirone is as follows:

Elizabeth A. Cirone, age 72, Chief Executive Officer and Director

Since 2001, Ms. Cirone has been the owner and Chairperson of Segal Cirone Services, Inc., a financial consulting company.  Since 1992, she has been a Director of Compagnie Bancaire Helvetique S.A., an independent privately owned bank.  From 1992 to 2001, Ms. Cirone was a Director at SCS Asset Management (Bermuda) Ltd., a division of Compagnie Bancaire Helvetique S.A.  From 1986 to 1992, Ms. Cirone was a Commodity Broker at Geldermann, Inc., a division of CongAgra Foods Inc., a publicly traded packaged food company (NYSE: CAG).  From 1982 to 1986, she was the owner and Chief Financial Officer of Greentree Commodities Corp., a commodities trading firm.  Ms. Cirone received her B.A. in Art Education from Jersey City State College in 1964.  She received her Certified Financial Planner certification from Adelphia University in 1985.

The relevant business experience of Mr. Corrao is as follows:

Mark Corrao, age 57, Chief Financial Officer and Secretary

Mark Corrao has been a Partner of The Mariner Group since 2013 and continues to serve as the Managing Director of The CFO Squad since the merger of The Mariner Group LLC and The CFO Squad. The CFO Squad is a financial and business advisory firm providing outsourced and part-time CFO services for emerging to midsized companies in a wide range of businesses and industries. Since 2012 Mr. Corrao also serves as the CFO of KannaLife Sciences, Inc., a developer of pharmaceutical products from plants.  In 2012, Mr. Corrao served as the CFO of Business Efficiency Experts, Inc., a professional service provider in the financial areas of accounting, taxation, auditing, venture capital and SEC registrations (reporting).  Prior to that, Mr. Corrao served as a Director from 2001 to 2013 and the CFO from 2001 to 2010 of StrikeForce Technologies, Inc.,a publicly traded company that specializes in Cyber Security solutions for the prevention of Identity Theft and Data Breaches.  Mr. Corrao received a B.S. Degree in Public Accounting from City University of New York - Brooklyn College.  Mr. Corrao is a director of Success Holdings Group, a public company (OTC QB: SHGT), and he has an ownership interests in DME Securities, a FINRA-registered brokerage firm.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2015, the Company amended its Articles of Incorporation to (i) amend Paragraph B(6) of Section 2 of Article Fourth to change the initial price of the Series B Preferred Stock to $0.00001 and (ii) create Preferred Default Shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Certificate of Amendment to Articles of Incorporation.

4.1	Secured Promissory Note, dated March 31, 2015, issued by the Registrant in favor of Lewis Family Group Fund LP.

10.1	Securities Purchase Agreement, dated as March 12, 2015, by and among the Registrant, the Lewis Family Group Fund and Gary Berthold (as to Sections 7, 8 and 9 only).

10.2	Security Agreement, dated March 31, 2015, by and between the Registrant and Lewis Family Group Fund LP.

10.3	Warrant issued to Lewis Family Group Fund LP.

99.1	Press Release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InoLife Technologies, Inc.

Date: April 6, 2015	By:	/s/ Elizabeth A. Cirone
Elizabeth A. Cirone
Chief Executive Officer

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